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                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

This Loan Agreement is entered into this 31st day of May, 2000, by and between Thomaston Mills, Inc., a Georgia corporation (herein referred to as "BORROWER/GRANTOR"), and WebBank (hereinafter referred to as "LENDER/GRANTEE"), and the parties hereby agree as follows:

The Lender has agreed to make a Loan to the Borrower in the amount of TEN MILLION AND 00/100 DOLLARS ($10,000,000) which is ninety percent (90%) guaranteed by RBS/USDA in accordance with and subject to the terms and conditions of this Agreement.

                                    ARTICLE I

                                   DEFINITIONS

"LOAN DOCUMENTS" means this Agreement, the Adjustable Rate Promissory Note, the Security Deed, the Security Agreement, Assignment of Rents, the Guaranty, the RBS/USDA Guaranty, Environmental Indemnity Agreement, and all other documents executed by the parties in connection with this transaction.

"DEED TO SECURE DEBT (SECURITY DEED)" means the Security Deed of even date herewith from the Borrower as grantor to the Lender as grantee given to secure the Note.

"NOTE" means the Adjustable Rate Promissory Note of the Borrower of even date herewith in the original principal sum of $10,000,000, payable to the Lender and secured by the Security Deed and Security Agreements.

"RBS/USDA" means the Rural Business-Cooperative Service, an agency of the United States Department of Agriculture, and any successor department, agency, or instrumentality authorized to administer the Business and Industry Guaranteed Loan Program.

"GAAP" means generally accepted accounting principles in the United States.

"ACCOUNTING TERMS" are those generally accepted in accordance with GAAP accounting principles in the United States.

"GUARANTOR(S)" mean absolute and unconditional guarantee and guarantee of payment by the following businesses, joint and several:

         Thomaston Mills FSC, Inc., a subsidiary of Thomaston Mills, Inc.

                                   ARTICLE II

                                    THE LOAN

1. AMOUNT AND TERM OF LOAN. The amount of the Loan shall be $10,000,000, and the Loan shall be amortized over a period of twenty (20) years with monthly installments of principal and interest in accordance with the terms of the Note.


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2.       INTEREST RATE. A variable rate equal to The Wall Street Journal Prime
Interest Rate plus one and one-half percent (1.5%) ("Note Rate"). The initial Note Rate is 11% per annum. The term "The Wall Street Journal Prime Interest Rate" as used herein shall mean, as of any particular date, the rate quoted as the "Prime Rate" (or comparable reference rate) in the Money Rates Column of the Wall Street Journal as published on such day (or, if such day is not a business day of the Lender, as published on the most recent business day of the Lender), but if more than one such rate is quoted on any such day then the rate shall be the highest of such rates. In the event of the discontinuance of such publication or such section thereof, the Prime Rate shall mean the average monthly Prime Rate as reported and published in the Federal Reserve Bulletin published monthly by the Board of Governors of the Federal Reserve System under the table styled "Prime Rate Charged by Banks - Short Term Business Loans". The rate of interest will be adjusted quarterly on January 1st, April 1st, July 1st, and October 1st of each year. Following an Event of Default as defined in
Article VI hereof, the interest rate charged on the Loan will be immediately, automatically, and without notice increased to the lesser of five percent (5%) over the then current note rate of the Adjustable Rate Promissory Note or the highest interest rate permitted by law and shall remain at this rate as long as the Loan is in default. Upon curing an Event of Default, the interest rate will revert to the then current Note rate.

3. PREPAYMENT PREMIUM. Subject to the provisions of this Section, the principal balance of the Loan may be prepaid in whole or in part upon not less than thirty (30) days prior written notice, provided that any such prepayment, whether made voluntarily or involuntarily because of acceleration of the payment date due to an Event of Default and whether made directly by the Borrower or otherwise, shall be accompanied by a Prepayment Premium of five percent (5%) of the outstanding principal balance prepaid during the first year, four percent (4%) of the outstanding principal balance prepaid during the second year, three percent (3%) of the outstanding principal balance prepaid during the third year, two percent (2%) of the outstanding principal balance prepaid during the fourth year and one percent (1%) of the outstanding principal balance prepaid during the fifth year. The Borrower agrees that the Prepayment Premium has been freely bargained between the parties to provide the Lender with compensation for the loss of the contracted for return on the Loan, that the prepayment premium is not a penalty, and that such Prepayment Premium is reasonable. The Lender's determination of the Prepayment Premium amount shall be conclusive and binding, absent manifest error.

4. GOVERNMENT GUARANTEE. A condition precedent to this Loan and its closing is the receipt by lender from the RBS/USDA of a Conditional Commitment for the Guarantee of ninety percent (90%) of the Loan amount. Borrower and Guarantor(s) agrees to execute all documents, furnish all information, and satisfy all conditions necessary to comply with the rules, regulations, and requirements of RBS/USDA applicable to this Loan and the guaranty thereof. Borrower and Guarantor(s) agree to cooperate with Lender in modifying any of the Loan Documents to meet requirements of RBS/USDA.

5. COMMITMENT AND ORIGINATION FEE. The loan commitment fee of one-half percent (.5%) of the total loan commitment amount was paid upon acceptance of the loan commitment and the origination fee of one percent (1%) of the total loan amount is due at loan closing (in addition to any fees due RBS/USDA).


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6.       USE OF THE LOAN PROCEEDS. All loan funds are to be utilized in connection with Borrower's operation located in Thomaston, Upson County, Georgia. The loan shall be disbursed for the following uses:

          Partial payoff of SunTrust, et al. loan (real estate lender)          $ 9,000,000
          Partial payoff of GECC and Foothill loan (equipment lender)               525,000
          USDA guarantee fee                                                        180,000
          Loan origination fee                                                      100,000
          Dean Financial investment banking fee                                      70,000
          Closing attorney fee                                                       20,000
          *Other (Title insurance, surveys, appraisals, etc.)                       105,000
                                                                                -----------
          Total                                                                 $10,000,000

          * Other: All/any balance left over after paying the items listed in this section and other related fees will be applied to further reduce the real estate lender (bank group) loan.

7. COLLATERAL/SECURITY. The collateral/security for the Loan shall consist of the following:

         A. A first security deed on the Borrower's Lakeside property and improvements located in and around Thomaston, Upson County, Georgia, as described in Exhibit B and as described in the appraisal dated December 21, 1999 and modified April 12, 2000 prepared by M. Tal Wilcher, Jr. of Leggett, Wilcher and Gates, Inc. attached to Exhibit B. The Borrower must have good and marketable title to the property and shall not allow additional debt on the property without the consent of the Lender.

         B. A first security interest in the Borrower's Lakeside material handling machinery and equipment located in and around Thomaston, Upson County, Georgia, as specified on the UCC filing attached as Exhibit B, as described in Exhibit B, as described in the appraisal dated December 21, 1999 and modified April 12, 2000 prepared by M. Tal Wilcher, Jr. of Leggett, Wilcher and Gates, Inc. attached to Exhibit B. The Borrower must have good and marketable title to the machinery and equipment and shall not allow additional debt on the machinery and equipment without the consent of the Lender.

         C. Any sale or other disposition of the collateral described in this Paragraph 7 must be approved by the Lender.

8. INSURANCE. Borrower shall obtain and maintain all required insurance at its own expense, except as modified by Paragraph 9 below at the Lender's option. Required insurance shall include, but not be limited to, the following:

         A. Borrower shall maintain a policy of general liability insurance of not less than five million and no/100 dollars ($5,000,000) designating the Lender as an additional insured party, placed with an insurance company or companies acceptable to Lender.


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         B.       Borrower shall maintain hazard insurance during the entire term of the Loan with a standard mortgage clause naming the Lender as beneficiary in an amount which is at least the lesser, with the Lender reserving the right to require the greater of such, of the depreciated replacement value of the Loan security or the amount of the Loan balance and that must contain a replacement cost guarantee. Hazard insurance includes fire, windstorm, lightning, hail, explosion, riot, civil commotion, aircraft, vehicle, marine, smoke, builder's risk, property damage, flood or mud slide, or other hazard insurance that may be required to protect the collateral, placed with an insurance company or companies acceptable to Lender. Borrower shall maintain flood insurance if the collateral property is located in an area designated as an area for special hazards under the National Flood Insurance Act of 1968. The flood insurance must be in an amount equal to at least 100% of the value of the insured improvements of the collateral property.

         C. Borrower shall maintain Worker's Compensation Insurance as required by the laws of the State of Georgia during the period of time the Loan is unpaid, placed with an insurance company or companies acceptable to Lender.

         D. Borrower shall maintain business interruption insurance in an amount acceptable to the Lender. Borrower agrees to maintain said insurance during such period of time that the Loan is unpaid and shall furnish proof of the existence of said insurance on each anniversary date of the Loan, placed with an insurance company or companies acceptable to Lender.

9. ESCROW FUND. At the option of the Lender, after an event of default has occurred, Lender may require the Borrower to establish an Escrow Fund (defined below) sufficient to discharge its obligations for the payment of taxes, insurance premiums, and maintenance pursuant to Article II. Paragraph 8, and
Article IV, Paragraph 1(I), hereof. (The initial deposits together with the amounts in (a), (b), and (c) below shall be called the "Escrow Fund"). Initial deposits for taxes, premiums, and maintenance shall be made by Borrower to Lender in amounts determined by Lender in its discretion to be held in Lender's Escrow Fund which sum shall not exceed the total of the anticipated taxes, insurance premiums and maintenance for the next year. Additionally, Borrower shall pay to Lender on the first day of each calendar month: (a) one-twelfth of an amount which would be sufficient to pay the taxes payable, or estimated by Lender to be payable, upon the due dates established by the appropriate taxing authority during the ensuing twelve (12) months; (b) one-twelfth of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by the policies upon the expiration thereof; and (c) one-twelfth of an amount which would be sufficient to pay all costs associated with maintenance and upkeep of buildings, grounds, equipment, and all other property which needs to be maintained in the ordinary course of business ("CAM"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules, and instructions for payment of taxes, insurance premiums, and CAM of which it has obtained knowledge and authorized Lender or its agent to obtain the bills for taxes and other charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal, or both, payable pursuant to the Note, shall be added together, and shall be paid as the aggregate sum by Borrower to Lender. Provided there are sufficient amounts in the Escrow Fund and no Event of Default exists, Lender shall be obligated to pay on behalf of Borrower the taxes,


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insurance premiums, and CAM as they become due on their respective due dates by applying the Escrow Fund to the payments of such taxes, insurance premiums, and CAM required to be made by Borrower pursuant to Article II, Paragraph 8, and
Article IV, Paragraph 1(I) hereof. If the amount of the Escrow Fund shall exceed the amounts due for taxes, insurance, and CAM pursuant to Article II, Paragraph 8, and Article IV, Paragraph 1(I), hereof, Lender shall, at its discretion, apply any excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the persons shown on the records of Lender to be the owner of the property. If the Escrow Fund is not sufficient to pay the items set forth in (a), (b), and (c) above, Borrower shall promptly pay to Lender, upon demand, an amount, which Lender shall reasonably estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Unless otherwise required by applicable law, no earnings or interest, if any, on the Escrow Fund shall be payable to Borrower. In the event Lender does not establish an Escrow Fund, Borrower shall make all required payments herein described in a timely manner and shall provide evidence thereof as required by Lender.

10. AUTOMATIC DEBIT PAYMENTS. The Borrower agrees to make payments of principal, interest, or other amounts which may be due from time to time hereafter with respect to the Loan or any of the Loan Documents, with debits to Borrower's bank account.

                                  ARTICLE III

                               FINANCIAL COVENANTS

1. FINANCIAL STATEMENTS. An internally prepared financial statement prepared on an accrual basis in accordance with generally accepted accounting principles (GAAP), less than sixty days old for the Borrower is required at Loan closing. Borrower may satisfy this requirement by providing a copy of its SEC 10-Q report containing a financial statement meeting designated criteria. Quarterly internally prepared financial statements for the Borrower, prepared on an accrual basis in accordance with generally accepted accounting principles
(GAAP), are to be submitted to the Lender within forty-five (45) days of the end of each fiscal quarter. An annual audited financial statement prepared on an accrual basis by a Certified Public Accountant in accordance with generally accepted accounting principles (GAAP) is required from the Borrower and will be forwarded to the Lender within ninety (90) days of the Borrower's fiscal year end. Aging of accounts receivable reports for the Borrower, aging of accounts payable reports for the Borrower and certificates certifying Borrower's compliance with the revolving loan agreement are to be submitted to the Lender with the quarterly and annual financial statements. SEC 10-Q reports, SEC 10-K reports and proxy statements for the Borrower shall be provided within thirty
(30) days of filing. Additional financial statements as may be requested by the Lender shall be submitted in a timely manner in a form acceptable to the Lender. Should information described in this paragraph not be forwarded to the Lender by the Borrower within the time periods required in this paragraph, the interest rate charged on the Loan will be immediately, automatically, and without notice increased to five percent (5%) over the then current note rate of the Adjustable Rate Promissory Note as adjusted from time to time pursuant to the terms of the Note and shall remain at this rate as long as these requirements are not met. Upon meeting said requirements, the interest rate will revert to the then current Note rate.


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2.       CERTIFICATE OF NO DEFAULT. Concurrently with the delivery to the Lender of the Borrower's internally prepared quarterly financial statements and concurrently with delivery to the Lender of the Borrower's annual audited financial statement prepared by a Certified Public Accountant as set forth in
Article III, Paragraph 1, a certificate of the chief financial officer of the Borrower or the Certified Public Accountant with reference to any audited financial statement shall be delivered to the Lender, certifying (i) compliance with each financial covenant in Article III hereof, and (ii) that to the best of his knowledge no default or Event of Default has occurred and is continuing, or if default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action proposed to be taken with respect thereto. Should information described in this paragraph not be forwarded to the Lender by the Borrower within the time periods required in this paragraph, the interest rate charged on the Loan will be immediately, automatically, and without notice increased to five percent (5%) over the then current note rate of the Adjustable Rate Promissory Note as adjusted from time to time pursuant to the terms of the Note and shall remain at this rate as long as these requirements are not met. Upon meeting said requirements, the interest rate will revert to the then current Note rate.

3. DIVIDENDS. The Borrower shall not, during the life of the guaranteed Loan, declare or pay a cash dividend unless the RBS/USDA guaranteed loan payments have been current for twenty-four (24) consecutive months, all other debts are paid current, a minimum 1.2 debt service coverage is being maintained, an after-tax profit was made in the preceding fiscal year, dividends do not exceed 50% of net earnings, all loan terms, conditions, covenants, ratios and RBS/USDA regulations are being met, are in compliance and will continue to be on the annual financial statement after any payments, payments would not result in a reduction of capital and/or retained earnings below the prior fiscal year end level, tangible net worth would be 30% minimum after payments, and prior written consent of the Lender is obtained.

4.       COMPENSATION OF OFFICERS AND OWNERS.

         A. The Borrower will not increase salaries and compensation paid to the Hightower Family officers and owners unless the RBS/USDA guaranteed loan payments have been current for twenty-four (24) consecutive months, an after tax profit was made in the preceding fiscal year, all debts are paid to a current status, a 1.2 minimum debt service coverage is being maintained before and after the proposed transaction, and the RBS/USDA guaranteed loan is in compliance with all other loan conditions and RBS/USDA regulations, and prior written consent of the Lender is obtained. Any increase will be limited to 10% over the prior year, unless otherwise authorized in writing by the Lender and RBS/USDA.

         B. The Borrower shall, during the life of the RBS/USDA guaranteed loan, refrain from paying cash bonuses to the Hightower Family officers and owners unless the RBS/USDA guaranteed loan payments have been current for twenty-four (24) consecutive months, all other debts are paid current, a minimum 1.2 debt service coverage is being maintained, an after-tax profit was made in the preceding fiscal year, all loan terms, conditions, covenants, ratios and RBS/USDA regulations are being met, are in compliance and will continue to be on the annual financial statement after any payments, payments would not result in a reduction of capital and/or retained earnings below the prior fiscal year and level, tangible net worth


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                  would be 30% minimum after payments, and prior written consent of the Lender is obtained.

         C. The Borrower will not, during the life of the RBS/USDA guaranteed loan, make any advances or loans to officers, owners/stockholders, affiliates and/or others, without the written approval of the Lender and RBS/USDA. Any and all existing debts to officers, owners/stockholders and affiliates are subordinate to the RBS/USDA guaranteed Loan.

5.       FIXED ASSET LIMITATION.

         A. The Borrower shall not make purchases of fixed assets directly related to the collateral for the loan (described in Article II, Paragraph 7) in any fiscal year, which in aggregate exceeds $4,000,000, without the consent of the Lender and RBS/USDA. This restriction is not intended to apply in cases where machinery and/or equipment is being replaced due to damage, depreciation and/or obsolescence.

         B. Capital expenditures (including assignments, transfers and leases) by the Borrower in any fiscal year, which in the aggregate, exceed depreciation for that year, require prior written consent of the Lender and RBS/USDA.

6.       ADDITIONAL DEBT.

         A. Additional borrowing (in addition to existing loan agreements) for capital expenditures for any fiscal year is allowed up to an amount not exceeding depreciation for that fiscal year if the financial ratios in Article III are met after incurring the debt.

         B.       Additional borrowing shall not reduce the current ratio below
                  1.2 to 1, reduce the debt service coverage ratio below 1.2 to 1, or increase the debt to tangible net, worth ratio above 3 to 1.

         C. The Borrower shall not co-sign or endorse liabilities, obligations or indebtedness of other persons or entities during the term of this loan if such would constitute a lien or encumbrance on the collateral for this loan. The Borrower shall not co-sign or endorse any liability or obligation which will substantially weaken its financial condition. The Borrower shall not obligate itself without prior approval of Lender for liabilities of any other persons or entities in excess of ten percent (10%) of the Borrower's tangible net worth outside the normal course of business. The Borrower will not assume the liabilities or obligations of others without the prior written concurrence of the Lender.

7.       CURRENT RATIO. The Borrower shall maintain a minimum current ratio of
1.2 to 1, in accordance with generally accepted accounting principles (GAAP), subsequent to the closing of this loan and throughout the term of this loan.

8.       RESERVED.


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9.       DEBT TO EQUITY. The Borrower shall maintain a maximum debt to tangible equity ratio of 3 to 1, in accordance with generally accepted accounting principles (GAAP), subsequent to the closing of this loan and throughout the term of this loan.

10. EQUITY. An outside accountant, utilizing the financial statement required at Loan closing (Article III, Paragraph 1), must certify Thomaston Mills, Inc.'s tangible balance sheet equity in accordance with generally accepted accounting principles (GAAP), certify that Thomaston Mills, Inc. meets the ten percent (10%) minimum tangible equity requirement of the RBS/USDA conditional commitment, and disclose the amount of total assets, tangible assets, liabilities and percent of equity. The Borrower agrees to take no action that would result in a reduction of capital and/or retained earnings reflected on the Borrower's financial statement utilized at Loan closing.

11. CONSOLIDATIONS, MERGERS, SALE OF BUSINESS, BUSINESS ACTIVITIES. The Borrower will not merge, consolidate, reclassify, change ownership, sell the business or its capital stock (except normal stock market activity) without the written approval of the Lender and RBS/USDA. The Borrower will not assign, transfer, sell, lease or otherwise dispose of all or a substantial portion of its assets except in the ordinary course of business as planned and documented in the RBS/USDA guaranteed loan application. The Borrower will not purchase any Treasury stock or redeem any of its capital stock from any shareholders without the written approval of the Lender and RBS/CTSDA. The Borrower shall make no investments outside of the day-to-day operation of the business. The Borrower will conduct and carry on business in substantially the same field of activity as has been originally planned and as documented in the RBS/USDA guaranteed loan application.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

1. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants to the Lender that:

         A. INCORPORATION, GOOD STANDING, AND DUE QUALIFICATION. The Borrower is a corporation duly incorporated, validly existing, and having an active status under the laws of the State of Georgia; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged; and is duly qualified as a foreign corporation and in good standing under the Laws of each other jurisdiction in which such qualification is required, if any.

         B. CORPORATE POWER AND AUTHORITY. The execution, delivery, and performance by the Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (1) require any consent or approval of the stockholders of the Borrower; (2) contravene Borrower's charter or bylaws; (3) violate any provision of any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to Borrower; (4)


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                  result in a breach of or constitute a default under any
                  indenture or loan or credit agreement or any other agreement, lease, or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; (5) result in or require the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; and (6) cause the Borrower to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

         C. LEGALLY ENFORCEABLE AGREEMENT. This Agreement is and each of the other Loan Documents to which the Borrower is a party, when delivered under this Agreement, will be legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally and principles of equity. Borrower represents and warrants that neither it or any Guarantor is insolvent or contemplating filing a voluntary petition for bankruptcy nor is Borrower aware of any possibility or threat of being subject to any petition for involuntary bankruptcy.

         D. FINANCIAL STATEMENTS. All financial statements of Borrower which have been furnished to the Lender are complete and correct and fairly present the financial condition of the Borrower and the results of the operations of the Borrower for the periods covered by such statements, all in accordance with GAAP consistently applied to Borrower's statements, and there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Borrower. There are no liabilities of the Borrower, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business of Borrower. No information, exhibit or report furnished by the Borrower to the Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

         E. OTHER AGREEMENTS. The Borrower is not a party to any indenture, loan, or credit agreement, or, to Borrower's knowledge, to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Borrower or the ability of the Borrower to carry out its obligations under the Loan Documents to which it is a party. The Borrower is not in default in any material respect in the performance, observance, or fulfillment of any title obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

         F. LITIGATION. There is no pending or, to Borrower's knowledge, threatened action or proceedings against or affecting the Borrower before any court, governmental agency or arbitrator which may, in any one case or in the aggregate, materially


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                  adversely affect the financial condition, operations,
                  properties, or business of the Borrower or the ability of the Borrower to perform its obligation under the Loan Documents to which it is a party.

         G. NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS. The Borrower has satisfied all judgments, and the Borrower is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

         H. OPERATION OF BUSINESS. To the best of Borrower's knowledge, it possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, is not in violation of any valid rights of others with respect to any of the foregoing, and is in compliance with all rules and regulations regarding the operation of its business.

         I. TAXES. The Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon which are due, including interest and penalties, except certain tax obligations which are to be paid from the Loan proceeds of the Loan contemplated hereby.

         J. SEC DOCUMENTS. The Borrower has filed all required to be filed SEC documents including 10-Q, 10-K, proxies.

2. ADVERSE CHANGE. Borrower certifies that by accepting the RBS/USDA guarantee Loan, the Borrower understands that the intent of USDA/RBS Instruction 4279-B; Section 4279.181(m), is that no adverse change has occurred during the period of time from RBS/USDA's issuance of the Conditional Commitment to issuance of the Loan Note Guarantee relating to Borrower, regardless of the cause or causes of the change and whether the change or cause(s) of the change were within the Borrower's control.

         Upon the issuance of the USDA/RBS Loan Note Guaranty, the Borrower must certify that there have been no unremedied adverse changes since the date of the application in the financial or other condition of the Borrower, which warrant withholding or not making the Loan. Therefore, Borrower does hereby certify to Lender that there have been no adverse changes since the date of its initial loan application in its financial condition except as follows: None.

         The Borrower shall, upon closing of this loan and at such other times as Lender from time to time request after closing, execute the Certification on the attached Exhibit A.

                                   ARTICLE V

           CERTAIN PROVISIONS OF SECURITY DEED AND SECURITY AGREEMENT

Borrower acknowledges that the Security Deed and Security Agreement shall have certain provisions including, but not limited to, a provision whereby the sale or transfer of any portion


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

of the property which is collateral for Lender's Loan, or additional encumbrance of same, may not be made without the Lender's prior written consent, and further, that the Borrower shall be required to furnish yearly evidence of payment of property taxes to the Lender in the manner required in the Loan Documents unless the Borrower elects to utilize Escrow Fund as set forth in
Article II, Paragraph 9.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

In the event any representation or warranty made or deemed made by the Borrower in this Agreement or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made, or in the event the Borrower should fail to perform or observe any term, covenant, or agreement, contained in any of the Loan Documents, then the Lender, at its option, may declare a default and take such action as may be provided by this Loan Agreement and all other such action as may be available to it under the laws as permitted by the State of Georgia. Should an Event of Default be declared, Borrower shall be responsible for all of Lender's reasonable attorney fees and court costs, appeals, and any anticipated post-judgment collection services incurred in connection with the Lender enforcing its rights under any of the Loan Documents. This Agreement, also secures all of these amounts.

If a monetary default shall occur hereunder or should a non-monetary default occur hereunder and remain uncured for thirty (30) days or more after written notice of such non-monetary default to Borrower, then, without further notice to Borrower, the full amount of the Note together with all accrued interest shall become immediately due and payable, at the option of Lender, as fully and completely as if said aggregate sum were originally stipulated to be paid at such time. A monetary default shall be deemed to include failure to make payment of the Note amount, should it be drawn or debited, as well as payments of escrow, taxes, CAM, governmental assessments, and premiums for insurance under this Loan Agreement and any other agreement, securing the Note. That, is to say, upon the breach of any of the terms or covenants herein to be performed by Borrower and the failure of Borrower to cure such breach within the applicable curative period set, forth above, Lender shall have the right to accelerate the maturity of this Loan as though it were due and payable on the day following such curative period and to demand payment in full of the Note amount or any unpaid balance thereof including, but not limited to, the Prepayment Premium as set forth in Article II, Paragraph 3, and to exercise all the rights and remedies herein or by law reserved to Lender.

                                  ARTICLE VII

                                  MISCELLANEOUS

1. AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any Loan Document to which the Borrower is a party nor consent to any departure by the Borrower from any Loan document to which it is a party shall in any event, be effective unless the same shall be in writing and signed by the Lender and RBS/USDA, and then such


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waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

2. NOTICES, ETC. All notices and other communications provided for under this Agreement, and under the other Loan Documents to which the Borrower is a party shall be in writing (including telefacsimile or telegraphic communications) and faxed, mailed, telegraphed, or delivered

If to the Borrower:        Thomaston Mills, Inc.
                           115 East Main Street
                           Thomaston, GA  30286

If to the Lender:          WebBank
                           6440 S. Wasatch Blvd., Suite 300
                           Salt Lake City, Utah  84121

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and connotations shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, and when faxed, when machine confirmation of receipt is acquired, except that notices to the Lender pursuant to the provisions of Article III shall not be effective until received by the Lender.

3. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise and no delay in exercising any right, power, or remedy under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any rights under any Loan Documents preclude any other or further exercise thereof of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of the Lender and RBS/USDA. Notwithstanding the foregoing, an assumption fee equal to one percent (1%) of the outstanding principal balance shall be paid by the Borrower to the Lender upon written consent of any assignment.

5. COSTS, EXPENSE AND TAXES. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration and termination of any of the Loan Documents including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under any of the Loan Documents, and all costs and expenses, if any, in connection with the enforcement of any of the Loan Documents all as provided in the Loan commitment letter from the Lender to the Borrower. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Loan Documents and the other documents to be delivered under any such Loan

Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The Borrower agrees to pay the Lender fifty dollars per hour for time the Lender spends on Borrower's service request and to reimburse Lender for expenses incurred on service request. The Borrower agrees to pay the Lender commitment/origination fee of one and one-half percent of the total amount of the loan. The Borrower agrees to pay the RBS/USDA guarantee fee of two percent of ninety percent of the total amount of the Loan.

6. GOVERNING LAW. This Agreement and the Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Georgia.

7. SEVERABILITY OF PROVISIONS. Any provision of any Loan Document, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

8. HEADINGS. Article and Section headings in the Loan Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

9. SURVIVE CLOSING. The covenants contained herein, which obligate the Borrower to perform any covenant following closing, shall be deemed to survive the closing.

10. WAIVER OF JURY TRIAL. AS AN IMPORTANT INDUCEMENT TO THE LENDER TO ENTER THIS AGREEMENT, BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

11. ATTORNEY OPINION. At or prior to closing of the Loan, Lender must be furnished, at Borrower's expense, with a written opinion from an attorney selected by Lender and licensed to practice law in the State of Georgia, providing that this agreement and the Adjustable Rate Promissory Note, Security Deed, Mortgage, Deed of Trust, Security Agreement, Guaranty Agreements, and other documents evidencing or securing the Loan: (a) are duly and fully enforceable in accordance with their respective terms; (b) comply with all requirements and will not violate any law, rule, or regulation of the State of Georgia and that laws, rules, or regulations unique to the Georgia state law that will not impede or delay Lender from foreclosing on the collateralized property, obtaining either immediate title to or the proceeds from the sale of the property.

12. INTERCREDITOR AGREEMENT. An intercreditor agreement that is acceptable to Lender and RBS/USDA is required.

13. INSPECTIONS. The Borrower will permit the Lender and RBS/USDA to visit and inspect any of the collateral securing the Loan, to conduct a periodic audit of the number of jobs to determine program effectiveness, and access to company's books and records for periodic examination. Lender reserves the right to conduct audits on an as-needed basis, as determined solely by the Lender.


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14.      COMPLIANCE. The Borrower's facilities that are accessible to the public must be in compliance with the American With Disabilities Act.

15. RBS/USDA REQUIREMENTS. The Borrower agrees to all requirements in the RBS/USDA conditional commitment, which is incorporated herein by reference. The Borrower shall execute such certification to Lender and RSB/USDA as may be required from time to time.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Signed, sealed and delivered
in the presence of:

                              LENDER:  WebBank


                              By:     /s/
                                      ------------------------------------------
                              Title:  SVP
                                      ------------------------------------------

                              BORROWER:  Thomaston Mills, Inc.


                              By:     /s/  Neil H. Hightower
                                      ------------------------------------------
                              Title:  President & CEO
                                      ------------------------------------------
                              Borrower Certifications to Lender and USDA


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